Summary of Significant Accounting Policies: Inventory, Policy (Policies)	Mar. 31, 2023
Policies
Inventory, Policy

Inventory

Inventories consist primarily of finished goods and are stated at the lower of cost or market. Cost is determined using the weighted average method, and average cost is recomputed after each inventory purchase or sale. Inventories are written down if the estimated net realizable value is less than the recorded value, if appropriate.